UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
October 31, 2007
Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii (State or other jurisdiction of incorporation)	001-31567 (Commission File Number)	99-0212597 (I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)
(808) 544-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 31, 2007, the Board of Directors of Central Pacific Financial Corp. (the “Company”) took action to amend the Bylaws of the Company to reduce the number of Class II directors from five to four effective as of the 2008 Annual Meeting of Stockholders of the Company. Thus, as of the 2008 Annual Meeting, the Board of Directors of the Company will be reduced from fifteen to fourteen, with four Class II directors standing for election at the 2008 Annual Meeting of Stockholders.
Item 9.01. Financial Statements and Exhibits.
     (c) The following Exhibits are filed herewith:

Exhibit	Description

3.2	Amendment of Bylaws adopted October 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp. (Registrant)
Date: November 13, 2007	/s/ CLINT ARNOLDUS
Clint Arnoldus
Chief Executive Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 31, 2007

Exhibit	Description

3.2	Amendment of Bylaws adopted October 31, 2007